EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Information Systems Associates, Inc. (the "Company") for the year ended December 31, 2010, as filed with the Securities and Exchange Commission (the "Report"), I, Joseph P. Coschera, Chief Executive Officer of the Company, certify that:

* The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

* The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph P. Coschera

Joseph P. Coschera

Chief Executive Officer

Date: May 19, 2011

In connection with the Annual Report on Form 10-K of Information Systems Associates, Inc. (the "Company") for the year ended December 31, 2010, as filed with the Securities and Exchange Commission (the "Report"), I, Michael R. Hull, Chief Financial Officer of the Company, certify that:

* The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

* The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael R. Hull

Michael R. Hull

Chief Financial Officer

Date: May 19, 2011

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